UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21477

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

New York Stock Exchange Symbol: WIW

Contents

Commentary
Letter to Shareholders	ii
Investment Commentary	iv

Semi-Annual Report to Shareholders
Fund Highlights	1
Portfolio of Investments	5
Financial Statements	15
Notes to Financial Statements	20

For more information, visit us on the web
at www.claymore.com/wiw.

Letter to Shareholders

Dear Shareholder:

We thank you for your investment in Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”). As Investment Adviser for the Fund, we are pleased to submit the Fund’s shareholder report for the six-month period ended June 30, 2009.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under the Fund’s investment policies, under normal market conditions, the Fund will invest:

•                  At least 80% of its total managed assets in inflation-linked securities

•                  No more than 40% of its total managed assets in below investment grade securities

•                  Up to 100% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 100% of its total assets in non-US dollar inflation-linked securities (up to 100% of its non-U.S. dollar exposure may be unhedged).

The Fund may invest up to 20% of the portfolio in debt instruments of emerging markets issuers that are not inflation-linked securities. The Fund currently expects that the average effective durationA of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund expects to continue its use of credit default swaps.

Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason, Inc., is the Fund’s Investment Manager and manages the Fund’s portfolio on a day-to-day basis. The firm was founded in 1971 and has offices in Pasadena, New York, London, Tokyo, Singapore, Hong Kong, Melbourne and São Paulo. As of June 30, 2009, Western Asset manages more than $485 billion in assets, all in fixed-income securities. Claymore Advisors, LLC serves as the Fund’s Investment Adviser. Claymore entities provide supervision, management, servicing and/or distribution for more than $12.9 billion in assets as of June 30, 2009 through closed-end funds, unit investment trusts and exchange-traded funds.

All Fund returns cited—whether based on net asset value (“NAV”)B or market price—assume the reinvestment of all distributions. For the six-month period ended June 30, 2009, the Fund generated a total return of 10.07% based on NAV. This represents a change in NAV to $12.26 on June 30, 2009 from $11.39 on December 31, 2008. On a market price basis, the Fund’s total return was 12.95%, which reflects a market price of $11.57 at the close of the period compared to $10.49 on December 31, 2008. Since the Fund’s inception on February 25, 2004 through June 30, 2009, the Fund generated an average annual total return of 3.33% based on NAV and 1.95% based on market price. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the first six months of 2009, the Fund provided its investors with monthly distributions of $0.05 per share in January and February and monthly distributions of $0.04 per share in each month from March through June.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 2 of this report. If shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares.

The Letter to Shareholders is not a part of the Semi-Annual Report to Shareholders.

Letter to Shareholders

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/wiw.

Sincerely,

Claymore Advisors, LLC

July 10, 2009

An Update on the Fund

Agreement and Plan of Merger

On July 17, 2009, Claymore Group Inc., the parent of the Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Fund expects to enter into a new investment advisory agreement with the Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by the Fund’s shareholders.

A

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

B

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

The Letter to Shareholders is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Financial Market Overview

The market largely stabilized during the six-month reporting period ended June 30, 2009. A return to more normal market conditions was due, in part, to the aggressive actions taken by the Federal Reserve Board (“Fed”)A, the U.S. Department of the Treasury and other government agencies. Looking back, in 2008 the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as the Lehman Brothers bankruptcy and mounting troubles at other financial firms roiled the markets. Toward the end of the year, the Fed took additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”).

In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

After reducing the federal funds rateB from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. The Treasury also announced its intentions to conduct “stress tests” for major banks to determine if they needed to bolster their capital levels. The results of the stress tests were released in May, and were not as dire as initially feared.

Economic Review

Even though conditions in the financial markets improved during the first half of 2009, the U.S. economy continued to face numerous headwinds. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)C contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

While economic news was largely bleak during the first quarter of 2009, we believe there were some indications that things were becoming “less negative” during the second quarter. While the unemployment rate continued to move higher, the number of jobs lost on a monthly basis subsided from the pace earlier in the year. Another strain on the economy, the long-ailing housing market, may also be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months. In addition, while home prices continued to fall, the pace of the decline has moderated. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace than during the first quarter of the year and inventory levels were drawn down.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Market Review

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the reporting period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the period at 1.11% and 3.53%.

Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate IndexD returned 1.90%.

On the inflation front, there was a significant shift in terms of inflation expectations during the six-month reporting period. Given the extremely weak economy, investors were initially concerned about the prospects for deflation. However, as the reporting period progressed, this was replaced with fears of future inflation. This change was triggered by signs that the economy may be bottoming and the massive amount of new Treasury debt issuance needed to fund the government’s economic stimulus program. During the reporting period, the Barclays Capital U.S. Treasury Inflation Notes IndexE returned 6.21%.

Looking more closely at the market, there was a dramatic shift in investor sentiment during the six-month reporting period. This, in turn, had a major impact on the corporate bond market. When the period began, investors were still reeling from last year’s turmoil in the financial markets and data showing that the U.S. economy was rapidly contracting. This triggered periods of heightened risk aversion, as investors were drawn to the relative safety of U.S. Treasury securities. During the first half of the reporting period, investment grade corporate spreads remained at extremely wide levels that priced in future default levels that would surpass those experienced in previous recessions. This was reflected in the poor performance of the Barclays Capital U.S. Credit Index, as it returned -1.78% during the first quarter of 2009. Over the same period, while the high-yield bond market generated solid results, BB-rated bonds outperformed riskier CCC-rated securities (9.01% versus 5.54%).1 Overall, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap IndexF gained 6.61% during the first quarter.

Then, in the second half of the reporting period, investor sentiment greatly improved. The government’s many initiatives to stabilize the financial system began to bear fruit as the frozen credit markets showed signs of thawing and liquidity also improved. This, coupled with tentative signs that the global economy was nearing a bottom, served to increase investor risk appetite. As a result, demand for spread sectors rose, in particular, lifting the prices of investment grade and high-yield corporate bonds. During the second quarter of 2009, the Barclays Capital U.S. Credit Index rose an impressive 8.81% and ended the six-month reporting period returning a solid 6.87%. Within the high-yield market, BB-rated and CCC-rated bonds returned 14.93% and 40.71%, respectively, during the second quarter of 2009.1 All told, during the six-month reporting period, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index returned an outstanding 30.92%.

Outlook

In terms of our short-term inflation outlook, we believe we are near the bottom in terms of year-over-year inflation (CPIG) rates. As we stated in prior commentaries, we believed that at the beginning of 2009 U.S. Treasury Inflation-Protected Securities (“TIPS”)H were pricing in too much deflation risk and that the Fed was committed to preventing this level of deflation from happening. Before the onset of the financial crisis, ten-year U.S. implied inflation rates moved in a broad range, with lows approximately 2.15% and highs roughly 2.75%. In January 2009, ten-year implied inflation rates neared 0% before climbing back to 2.08% in June 2009. While we anticipated this normalization process in the first half of this year, we do not believe that it will continue at the same pace in the second half of 2009.

1 Returns cited represent respective position and/or sector return within the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

v

Investment Commentary

We expect inflation to remain in a fairly narrow range, particularly as there is typically less seasonal support in the second half of the year. In addition, momentum in commodity prices seems to have stalled. Our medium-term inflation outlook is unchanged. We believe there is a good chance that the significant monetary and fiscal policy easing will have their intended effect later in the year. It’s also our belief that inflation will remain under control for the near term and will not become an issue until the economy has grown steadily for at least a few quarters. Accordingly, we do not expect central banks to remove policy stimulus any time soon.

We believe the credit markets are likely to take a breather in the third quarter following the exceptionally strong performance posted in the second quarter of 2009. While the magnitude of spread compression in high-yield and investment grade corporates was impressive, the improvement was largely driven by a return to valuations that were more consistent with underlying fundamentals. For spreads to tighten further, we will likely need to see some positive signals from the economy, rather than merely a leveling off of the rate of decline.

Spread volatility is likely to decline as we are now at levels that are consistent with a weaker economy and reduced availability of credit, rather than the “economic Armageddon” that pre-March 2009 spread levels suggested. Corporations with strong balance sheets should continue to issue debt at yields close to those on outstanding debt. Companies that are challenged by high-debt loads will likely have a more difficult time raising new debt and their outstanding issues are likely to be more volatile. Financial issuers should continue to benefit from increasingly stable loan values and from improved capital bases, thanks to recent equity issuance.

With investment grade financial spreads at 400 basis pointsI (“bps”) over Treasuries and the Barclays Capital Corporate IndexJ as a whole at 300 bps over Treasuries, we believe there is currently significant compensation for the elevated risk due to economic uncertainty. With high-yield spreads at 945 bps over Treasuries, there should be similarly adequate compensation in the high-yield sector despite the continuing increase in restructurings and defaults.

We believe that interest rates will be stable to modestly rising through the summer months as the U.S. Treasury continues to issue debt at what can only be described as an unprecedented pace, and as investors continue to dip their toes into more risky waters. Inflation remains a key concern of bond market participants. We believe that price levels should stabilize and deflationary forces will ebb as both monetary and fiscal stimuli work their way through the system. We believe that higher levels of inflation are unlikely to be realized as resource and capacity utilization remains low, and the Fed is likely to begin reducing the size of its balance sheet in the face of any economic growth. Absent any improvement on the growth front, our belief is that the current level of announced monetary stimulus should persist. We expect little, if any, additional action from the Fed and expect very low short-term rates and continued purchases of mortgage-backed securities, Treasuries and agencies to continue.

U.S. industrial sectors led the economy’s plunge during the fourth quarter of 2008 and first quarter of 2009, as inventories, capital expenditure budgets and procurement plans were slashed on fears of credit unavailability. Stabilization in the economy should help these activities return to more sustainable levels, which would provide an immediate boost to industrial-sector output. Merchant inventory investment has already displayed some stabilization at weak levels and factory orders have displayed an incipient upturn. In order for an economic rebound to take hold, these improvements will have to be sustained and built upon. In addition, we feel they should soon trigger upturns in industrial production and factory production hours, neither of which has yet to show any signs of stabilization. We will track these four indicators for early signs of a recovery and, thus, impetus for substantial further downward pressure on credit spreads.

Market participants will be intensely focused on profit reports to determine the presence, pace and strength of the anticipated economic recovery. These reports should have a significant impact on equity prices, which would also influence the mood of the corporate bond market.

Western Asset Management Company

July 31, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary

Investment Risks: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuation, social, economic and political risk. These risks are magnified in emerging markets.

The views expressed in this commentary reflect those of the Portfolio Management Team as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or from the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund and Western Asset Management Company disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of the Fund or any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Western Asset/Claymore Inflation-Linked Opportunities & Income Fund or Western Asset Management Company as to its accuracy or completeness.

Please note that an investor cannot invest directly in an index.

A

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

B

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

C	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
D

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

E	The Barclays Capital (formerly Lehman Brothers) U.S. Treasury Inflation Notes Index consists of all inflation-protected securities issued by the U.S. Treasury.
F

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

G	The Consumer Price Index (“CPI”) measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.
H

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

I	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
J	The Barclays Capital (formerly Lehman Brothers) Corporate Bond Index is composed of all publicly issued, fixed-rate, non-convertible, U.S. dollar-denominated, investment grade corporate debt.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Western Asset/Claymore
Inflation-Linked Opportunities & Income Fund

Semi-Annual Report to Shareholders

June 30, 2009

Semi-Annual Report to Shareholders

Fund Highlights

(Unaudited)

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
Net Asset Value	$749,854,188	$696,832,887
Per Share	$12.26	$11.39
Market Value Per Share	$11.57	$10.49
Net Investment Income	$3,439,572	$52,375,796
Per Common Share	$0.06	$0.86
Dividends Paid to Common Shareholders	$15,907,875	$55,680,481
Per Common Share from Net Income	$0.26	$0.91

The Fund

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (WIW or the Fund) is a diversified, closed-end management investment company which seeks to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Substantially all of the Fund’s net investment income (after any interest expense in connection with forms of leverage (if applicable)) is distributed to the Fund’s shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring to participate. The Fund’s common shares are listed on the New York Stock Exchange (NYSE) where they are traded under the symbol WIW.

Fund Performance

Total return for the Fund for various periods ended June 30 are presented below along with those of comparitive indices.

	Six Months	Average Annual Return
	Ended June 30, 2009	One Year	Three Years	Five Years	Since InceptionA
Total Return Based on:
Market Value	12.95%	1.46%	7.77%	6.07%	1.95%
Net Asset Value	10.07%	(4.04)%	4.08%	4.51%	3.33%
Barclays U.S. Government Inflation-Linked
1-10 Year IndexB,C	5.67%	(1.95)%	5.55%	4.69%	4.22%†
Barclays U.S. Government Inflation-Linked
All Maturities IndexC,D	5.33%	(1.19)%	5.75%	4.93%	4.31%†

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A         The Fund’s inception date is February 25, 2004.

B         This index is the U.S. component of the 1 to 10 year Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes. The performance of the index does not reflect deductions for fees, expenses or taxes.

C         This return does not include reinvestment of dividends or capital gain distributions.

D        This index is the U.S. component of the all maturities Barclays Global Inflation-Linked Bond Index, which measures the performance of the major government inflation-linked bond markets.

†       Index return are for periods beginning February 29, 2004.

Semi-Annual Report to Shareholders

Fund Highlights—Continued

(Unaudited)

Investment Policies

The Fund’s investment policies provide that under normal market conditions and at the time of purchase, its portfolio will be invested as follows:

•                  At least 80% of its total managed assetsE in inflation-linked securities

•                  No more than 40% of its total managed assets in below investment grade securities

•                  Up to 100% of its total managed assets in non-U.S. dollar investments (up to 100% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation protected securities and non-inflation protected securities and instruments with the potential to enhance the Fund’s income.

The Fund may invest up to 20% of the portfolio in debt instruments of emerging markets issuers that are not inflation-linked securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets.

Dividend Reinvestment Plan

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional Information Regarding the Plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

E	“Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Semi-Annual Report to Shareholders

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, NY 10038. Investor Relations telephone number (888) 888-0151.

Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.westernclaymore.com), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling 1-800-345-7999 or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov).

Semi-Annual Report to Shareholders

Portfolio Diversification

June 30, 2009 (unaudited)

The pie and bar charts above represent the Fund’s portfolio as of June 30, 2009 and do not include derivatives such as Futures Contracts and Swaps. The Fund’s portfolio is actively managed, and its portfolio composition, credit quality breakdown, and other portfolio characteristics will vary from time to time. U.S. Treasury Inflation-Protected Securities are unrated, but are backed by the full faith and credit of the government of the United States of America and are therefore considered by the Fund’s investment manager to be comparable to bonds rated AAA/Aaa.

Quarterly Comparison of Market Price and Net Asset Value (NAV), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume (Shares)
September 30, 2008	$10.44	$12.21	(14.50)%	211,843
December 31, 2008	$10.49	$11.39	(7.90)%	197,651
March 31, 2009	$10.73	$11.75	(8.68)%	207,483
June 30, 2009	$11.57	$12.26	(5.63)%	178,513

A         Ratings shown are expressed as a percentage of the portfolio. Standard & Poor’s Ratings Services provide capital markets with credit ratings for the evaluation and assessment of credit risk.

B         Expressed as a percentage of the portfolio.

C         Yankee Bond — a dollar denominated bond issued in the U.S. by Foreign entities.

Semi-Annual Report to Shareholders

Portfolio of Investments

June 30, 2009 (Unaudited)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Long-Term Securities	133.5%

U.S. Government and Agency Obligations	113.8%

Treasury Inflation-Protected SecuritiesA	113.8%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	$147,104,157	$147,104,157	B,S
United States Treasury Inflation-Protected Security		2.375%	4/15/11	154,040,645	158,613,804	B
United States Treasury Inflation-Protected Security		3.375%	1/15/12	960,656	1,020,997
United States Treasury Inflation-Protected Security		3.000%	7/15/12	53,424,345	56,596,415	C
United States Treasury Inflation-Protected Security		1.875%	7/15/13	67,066,926	68,785,516	B,S
United States Treasury Inflation-Protected Security		2.000%	1/15/14	923,168	944,227
United States Treasury Inflation-Protected Security		1.625%	1/15/15	41,428,457	41,234,240
United States Treasury Inflation-Protected Security		2.000%	1/15/16	51,297,348	52,066,808
United States Treasury Inflation-Protected Security		2.375%	1/15/17	23,588,586	24,613,227
United States Treasury Inflation-Protected Security		1.625%	1/15/18	38,075,150	37,706,278
United States Treasury Inflation-Protected Security		1.375%	7/15/18	30,395,405	29,464,545
United States Treasury Inflation-Protected Security		2.125%	1/15/19	5,760,096	5,949,096
United States Treasury Inflation-Protected Security		2.375%	1/15/25	11,311,700	11,626,301
United States Treasury Inflation-Protected Security		2.000%	1/15/26	162,475,620	159,073,705
United States Treasury Inflation-Protected Security		1.750%	1/15/28	33,484,962	31,601,433
United States Treasury Inflation-Protected Security		3.875%	4/15/29	21,400,995	27,152,512
Total U.S. Government and Agency Obligations (Cost—$824,687,383)					853,553,261

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
U.S. Government Agency Mortgage-Backed Securities	4.5%

Fixed Rate Securities	4.5%
Fannie Mae		6.000%	1/1/37 to 6/1/37	$ 32,177,975	$33,682,669	D
Total U.S. Government Agency Mortgage-Backed Securities (Cost—$31,599,362)					33,682,669
Corporate Bonds and Notes	6.2%

Automobiles	0.1%
General Motors Corp.		8.375%	7/15/33	3,920,000	499,800	E

Consumer Finance	0.4%
GMAC LLC		7.500%	12/31/13	522,000	404,550	F
GMAC LLC		8.000%	12/31/18	626,000	397,510	F
SLM Corp.		0.900%	2/1/10	2,500,000	2,303,025	G

					3,105,085
Diversified Financial Services	1.1%
Bank of America Corp.		8.000%	12/29/49	3,700,000	3,090,092	H
JPMorgan Chase and Co.		7.900%	12/31/49	4,120,000	3,605,412	H
TNK-BP Finance SA		7.875%	3/13/18	2,120,000	1,749,000	F

					8,444,504
Electric Utilities	0.2%
Energy Future Holdings Corp.		10.875%	11/1/17	4,000	2,920
Energy Future Holdings Corp.		11.250%	11/1/17	2,083,960	1,271,216	I

					1,274,136
Energy Equipment and Services	0.6%
EEB International Ltd.		8.750%	10/31/14	4,090,000	4,222,925	F

Health Care Providers and Services	0.6%
Tenet Healthcare Corp.		7.375%	2/1/13	5,000,000	4,500,000

Independent Power Producers and Energy Traders	1.1%
Dynegy Holdings Inc.		8.750%	2/15/12	1,610,000	1,561,700
The AES Corp.		8.875%	2/15/11	5,000,000	5,075,000
TXU Corp.		6.550%	11/15/34	3,000,000	1,442,277

					8,078,977

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Corporate Bonds and Notes—Continued

Metals and Mining	0.6%
CII Carbon LLC		11.125%	11/15/15	$2,060,000	$1,485,775	F
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	3,460,000	3,485,950

					4,971,725
Oil, Gas and Consumable Fuels	1.5%
El Paso Corp.		7.750%	1/15/32	5,000,000	4,070,105
KazMunaiGaz Exploration Production - GDR		8.375%	7/2/13	860,000	793,350	F
Pemex Project Funding Master Trust		6.625%	6/15/35	2,350,000	2,125,415
The Williams Cos. Inc.		7.500%	1/15/31	5,000,000	4,400,000

					11,388,870
Total Corporate Bonds and Notes (Cost—$53,984,159)					46,486,022
Asset-Backed Securities	0.5%

Fixed Rate Securities	0.1%
Lehman ABS Manufactured Housing Contract 2001-B A3		4.350%	5/15/14	197,335	126,988
Lehman ABS Manufactured Housing Contract 2001-B A6		6.467%	8/15/28	197,335	138,567
Prestige Auto Receivables Trust 2005-1A		4.370%	6/15/12	23,509	23,329	F

					288,884
Indexed SecuritiesG	0.4%
Bayview Financial Acquisition Trust 2004-C		0.946%	5/28/44	50,874	39,395
Bear Stearns Asset Backed Securities Trust 2001-3 A1		0.759%	10/27/32	22,708	15,550
Bear Stearns Asset-Backed Securities Inc. 2007-SD2 2A1		0.709%	9/25/46	217,095	103,602
Countrywide Asset-Backed Certificates 2004-2 M1		0.809%	5/25/34	550,000	284,545
Countrywide Home Equity Loan Trust 2007-GW A		0.894%	8/15/37	2,256,519	1,010,244	J
Greenpoint Mortgage Funding Trust 2005-HE1		0.709%	9/25/34	1,152,951	587,720
MSDWCC Heloc Trust 2005-1		0.499%	7/25/17	66,144	27,708
New Century Home Equity Loan Trust 2003-A M1		1.059%	10/25/33	532,230	288,895	F

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Asset-Backed Securities—Continued

Indexed Securities—Continued
RAAC 2006-RP3 A		0.579%	5/25/36	$1,744,853	$589,768	F
Structured Asset Securities Corp. 2007-BC4 A3		0.559%	11/25/37	272,673	204,951	J

					3,152,378
Variable Rate SecuritiesK	N.M.
Security National Mortgage Loan Trust 2006-3A A2		5.830%	1/25/37	300,000	124,655	F
Total Asset-Backed Securities (Cost—$2,694,160)					3,565,917
Loan Participations and AssignmentsG	1.3%

Health Care Equipment and Supplies	0.1%
Biomet Inc., Term Loan B		3.438%	3/25/15	997,468	930,026

Health Care Providers and Services	0.4%
Community Health Systems Inc., Term Loan, Tranche B		3.438%	7/2/14	1,868,564	1,678,735
Community Health, Delayed Draw Term Loan		2.762%	7/2/14	95,326	85,641
HCA Inc., Term Loan B		3.708%	11/1/13	1,712,216	1,542,897

					3,307,273
Independent Power Producers and Energy Traders	0.2%
Calpine Corp., Term Loan		4.095%	3/29/14	1,496,212	1,321,239

Multiline Retail	0.2%
Dollar General Corp., Term Loan, Tranche B		3.590%	7/15/14	1,250,000	1,185,931

Paper and Forest Products	0.3%
Georgia-Pacific Corp., First Lien Term Loan		2.847%	12/23/13	1,994,987	1,876,421

Wireless Telecommunication Services	0.1%
MetroPCS Wireless Inc.		3.167%	2/20/14	997,442	947,446
Total Loan Participations and Assignments (Cost—$8,659,520)					9,568,336

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Mortgage-Backed Securities	2.0%

Fixed Rate Securities	0.1%
Green Tree Home Improvement Loan Trust 1995-C B2		7.600%	7/15/20	$5,939	$4,583
Structured Asset Securities Corp. 2002-3 B2		6.500%	3/25/32	890,322	668,629

					673,212
Indexed SecuritiesG	1.4%
Bayview Commercial Asset Trust 2005-2A A2		0.659%	8/25/35	50,800	24,849	F
Bear Stearns Adjustable Rate Mortgage Trust 2004-1 23A1		5.443%	4/25/34	657,252	561,331
Bear Stearns Alt-A Trust 2007-1 1A1		0.469%	1/25/47	436,913	174,472
Citigroup Mortgage Loan Trust Inc. 2005-11 A3		4.900%	12/25/35	889,493	652,257
Countrywide Alternative Loan Trust 2005-J12		0.579%	8/25/35	909,779	412,170
Countrywide Home Loan Mortgage Pass-Through Trust 2003-56 6A1		5.325%	12/25/33	2,486,586	1,947,972
DSLA Mortgage Loan Trust 2004-AR1 A2B		0.748%	9/19/44	68,401	27,177
First Horizon Alternative Mortgage Securities 2004-AA4 A1		5.388%	10/25/34	27,582	16,478
First Horizon Alternative Mortgage Securities 2006-FA8 1A8		0.679%	2/25/37	401,702	177,821
Greenpoint Mortgage Funding Trust 2006-AR7 1A1B		0.429%	12/25/46	56,204	33,417
Harborview Mortgage Loan Trust 2006-13 A		0.508%	11/19/46	1,141,007	468,124
Harborview Mortgage Loan Trust 2007-7 2A1A		1.309%	11/25/47	112,319	42,627
IndyMac Index Mortgage Loan Trust 2006-AR15 A1		0.429%	7/25/36	3,212,098	1,129,311
MASTR Adjustable Rate Mortgages Trust 2006-0A1 1A1		0.519%	4/25/46	813,807	332,634
RBSGC Mortgage Pass-Through Certificates 2007-B 1A4		0.759%	1/25/37	398,173	155,269
Residential Asset Securitization Trust 2003-A1 A2		0.809%	3/25/33	772,532	679,313

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Mortgage-Backed Securities—Continued

Indexed SecuritiesG—Continued
Terwin Mortgage Trust 2006-9HGA A1		0.389%	10/25/37	$2,097,945	$1,879,251	F
WaMu Alternative Mortgage Pass-Through Certificates 2006-AR01 A1B		0.629%	2/25/36	145,689	29,957
WaMu Mortgage Pass-Through Certificates 2004-AR08 A1		0.858%	6/25/44	44,070	23,592
WaMu Mortgage Pass-Through Certificates 2004-AR2 A		2.839%	4/25/44	2,941,349	1,464,038
WaMu Mortgage Pass-Through Certificates 2006-AR11 1A		2.399%	9/25/46	107,111	38,017
WaMu Mortgage Pass-Through Certificates 2006-AR6 2A		2.399%	8/25/46	454,607	198,252

					10,468,329
Variable Rate SecuritiesK	0.5%
Banc of America Funding Corp. 2005-F 4A1		5.312%	9/20/35	356,175	232,755
Banc of America Funding Corp. 2006-D 6A1		5.935%	5/20/36	1,795,117	963,755
Citigroup Mortgage Loan Trust Inc. 2007-6 1A1A		5.763%	3/25/37	1,055,440	421,171
Countrywide Alternative Loan Trust 2004-33 1A1		4.979%	12/25/34	17,252	11,572
Countrywide Alternative Loan Trust 2004-33 2A1		5.185%	12/25/34	13,012	6,866	J
Harborview Mortgage Loan Trust 2006-2		5.039%	2/25/36	577,289	282,871
MASTR Adjustable Rate Mortgages Trust 2006-2 3A1		4.848%	1/25/36	1,526,255	1,062,313
Morgan Stanley Mortgage Loan Trust 2007-11AR 2A3		6.458%	6/25/37	299,364	169,650
Nomura Asset Acceptance Corp. 2004-AR4 1A1		4.873%	12/25/34	100,800	87,193	J
Thornburg Mortgage Securities Trust 2007-4 3A1		6.190%	9/25/37	401,269	257,899
WaMu Mortgage Pass-Through Certificates 2007-HY1 4A1		5.400%	2/25/37	550,476	326,087

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†	VALUE
Mortgage-Backed Securities—Continued

Variable Rate SecuritiesK—Continued
WaMu Mortgage Pass-Through Certificates 2007-HY3 1A1		5.594%	3/25/37	$434,974	$243,234

					4,065,366
Total Mortgage-Backed Securities (Cost—$12,829,869)					15,206,907
Yankee BondsL	2.9%

Commercial Banks	0.4%
Glitnir Banki Hf		6.693%	6/15/16	2,540,000	254	E,F,H,M
ICICI Bank Ltd.		6.375%	4/30/22	1,052,000	820,408	F,H
ICICI Bank Ltd.		6.375%	4/30/22	3,013,000	2,353,382	F,H
Kaupthing Bank Hf		7.125%	5/19/16	4,410,000	441	E,F,M

					3,174,485
Construction and Engineering	0.4%
Odebrecht Finance Ltd.		7.500%	10/18/17	2,973,000	2,950,703	F

Diversified Financial Services	0.3%
Lukoil International Finance BV		6.356%	6/7/17	1,570,000	1,397,300	F
Lukoil International Finance BV		6.656%	6/7/22	570,000	461,700	F

					1,859,000
Diversified Telecommunication Services	0.7%
Axtel SA		11.000%	12/15/13	325,000	318,500
Axtel SA		7.625%	2/1/17	3,643,000	2,914,400	F
UBS Luxembourg SA for OJSC Vimpel Communications		8.250%	5/23/16	1,870,000	1,566,125	F
VIP Finance Ireland Ltd		8.375%	4/30/13	300,000	272,250	F

					5,071,275
Metals and Mining	0.3%
Evraz Group SA		8.875%	4/24/13	1,280,000	1,049,600	F
Vedanta Resources PLC		8.750%	1/15/14	870,000	791,700	F

					1,841,300
Oil, Gas and Consumable Fuels	0.3%
Gazprom		6.212%	11/22/16	1,790,000	1,494,650	F
Gazprom		6.510%	3/7/22	1,430,000	1,072,500	F

					2,567,150

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES†		VALUE
Yankee BondsL—Continued

Road and Rail	0.1%
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	$1,010,000		$959,500

Wireless Telecommunication Services	0.4%
True Move Co. Ltd.		10.750%	12/16/13	2,040,000		1,560,600	F
True Move Co. Ltd.		10.750%	12/16/13	1,910,000		1,461,150	F

						3,021,750
Total Yankee Bonds (Cost—$32,406,142)						21,445,163
Foreign Government Obligations	2.1%
Canadian Government Bond		4.250%	12/1/21	13,861,417	CAD	15,423,948	Q
Total Foreign Government Obligations (Cost—$14,077,840)						15,423,948
Preferred Stocks	0.2%
Fannie Mae		8.250%		675,425	shs	905,069	D,H,N
Freddie Mac		8.375%		757,850		924,577	D,H,N

Total Preferred Stocks (Cost—$36,132,269)						1,829,646
Total Long-Term Securities (Cost—$1,017,070,704)						1,000,761,869

Semi-Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE
Short-Term Securities	6.7%
U.S. Government and Agency Obligations	4.4%
Fannie Mae		0.000%	8/3/09	$13,000,000	$12,998,331	D,O
United States Treasury Bill		0.000%	7/30/09	20,000,000	19,998,075	O

					32,996,406
Repurchase Agreement	2.3%
Deutsche Bank 0.07%, dated 6/30/09, to be repurchased at $17,445,034 on 7/1/09 (Collateral: $17,662,000 Freddie Mac notes, 1.722%, due 4/27/11, value $17,793,900)				17,445,000	17,445,000
Total Short-Term Securities
(Cost—$50,441,406)					50,441,406
Total Investments	140.2%
(Cost—$1,067,512,110)P					1,051,203,275
Reverse Repurchase Agreements	(40.1)%				(300,657,500)
Other Assets Less Liabilities	(0.1)%				(691,587)
Net Assets	100.0%				$749,854,188

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedR
Eurodollar Futures	March 2010	250	$73,750
Eurodollar Futures	June 2010	250	78,025
Eurodollar Futures	September 2010	105	91,350
German Euro Bobl Futures	September 2009	102	153,857
U.S. Treasury Note Futures	September 2009	177	(484,869)
			$(87,887)
Futures Contracts WrittenR
U.S. Treasury Bond Futures	September 2009	26	$(41,974)

N.M. – Not Meaningful.
† Securities are denominated in U.S. Dollars, unless otherwise noted.
A

Treasury Inflation-Protected Security — Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	Position, or a portion thereof, with an aggregate market value of $374,503,477 has been segregated to collateralize reverse repurchase agreements.
C	All or a portion of this security is collateral to cover futures and options contracts written.

Semi-Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund—Continued

D	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
E	Bond is currently in default.
F

Rule 144A Security – A security purchased pursuant to Rule 144A under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 4.29% of net assets.

G

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of June 30, 2009.

H

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

I	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
J	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
K	The coupon rates shown on variable rate securities are the rates at June 30, 2009. These rates vary with the weighted average coupon of the underlying loans.
L	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
M	Illiquid security valued at fair value under the procedures approved by the Board of Trustees.
N	Non-income producing.
O	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
P

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$37,933,387
Gross unrealized depreciation	(54,242,222)
Net unrealized depreciation	$(16,308,835)

Q

Inflation-Protected Security – Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant Country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

R	Futures are described in more detail in the notes to financial statements.
S	All or a portion of this security is collateral to cover swaps.
CAD – Canadian Dollar

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

June 30, 2009 (Unaudited)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Assets:
Investment securities at value (Cost—$1,017,070,704)		$1,000,761,869
Short term securities at value (Cost—$50,441,406)		50,441,406
Cash		539
Foreign currency at value (Cost—$4,811)		5,011
Interest receivable		7,989,024
Unrealized appreciation of swaps		4,594,712
Unrealized appreciation of forward foreign currency contracts		414,353
Deposits with brokers for open futures contracts		140,144
Futures variation margin receivable		54,450
Amount receivable for open swaps		49,984
Total assets		1,064,451,492

Liabilities:
Payable for open reverse repurchase agreement	$300,657,500
Unrealized depreciation of swaps	7,287,381
Premiums received on open swaps	5,357,231
Accrued advisory fee	526,375
Amount payable for open swaps	203,216
Payable for securities purchased	178,817
Unrealized depreciation of forward foreign currency contracts	112,240
Interest expense payable	27,059
Accrued administration fee	10,274
Accrued expenses	237,211
Total liabilities		314,597,304
Net Assets		$749,854,188

Summary of Shareholders’ Equity:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding (Note 5)		$856,453,286
Overdistributed net investment income		(12,070,908)
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(75,697,675)
Net unrealized depreciation of investments, futures, swaps and foreign currency translations		(18,830,515)
Net Assets		$749,854,188

Net Asset Value Per Common Share:
($749,854,188 ÷ 61,184,134 common shares issued and outstanding)		$12.26

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Operations

(Unaudited)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009
Investment Income:
Interest	$15,975,125
Dividends	158,438
Inflation index adjustment	(8,863,598)
Total income		7,269,965
Expenses:
Advisory fees	2,870,320
Administration fee	61,987
Audit and legal fees	103,618
Custodian fees	44,069
Trustees’ fees and expenses	48,775
Registration fees	24,189
Reports to shareholders	73,685
Transfer agent and shareholder servicing expense	13,690
Other expenses	48,000
	3,288,333
Less compensating balance credit	(58)
Interest expense	542,118
Net expenses		3,830,393

Net Investment Income		3,439,572

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(19,259,959)
Written options	506,511
Futures	(3,163,917)
Swaps	(1,594,150)
Foreign currency transactions	143,493
		(23,368,022)
Change in unrealized appreciation/(depreciation) of:
Investments	75,947,714
Futures	4,402,882
Swaps	8,432,673
Foreign currency translations	74,357
		88,857,626
Net Realized and Unrealized Gain on Investments		65,489,604
Change in Net Assets Resulting From Operations		$68,929,176

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

	FOR THE SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)	FOR THE YEAR ENDED DECEMBER 31, 2008
Change in Net Assets:
Net investment income	$ 3,439,572	$ 52,375,796
Net realized gain/(loss)	(23,368,022)	17,230,123
Change in unrealized appreciation/(depreciation)	88,857,626	(144,892,039)
Change in Net Assets Resulting from Operations	68,929,176	(75,286,120)

Distributions to Common Shareholders from:
Net investment income	(15,907,875)	(55,680,481)
Change in Net Assets	53,021,301	(130,966,601)

Net Assets:
Beginning of period	696,832,887	827,799,488
End of period	$749,854,188	$ 696,832,887
(Overdistributed)/undistributed net investment income, respectively	$ (12,070,908)	$ 397,395

See notes to financial statements.

Semi-Annual Report to Shareholders

Statement of Cash Flows

(Unaudited)

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

FOR THE SIX MONTHS ENDED JUNE 30, 2009
Cash Flows Provided (Used) By Operating Activities:
Interest and dividends received	$15,417,623
Operating expenses paid	(3,173,862)
Interest paid	(518,675)
Net purchases of short-term investments	(50,441,036)
Realized loss on futures contracts	(3,163,917)
Realized gain on options	506,111
Realized loss on swap contracts	(1,594,150)
Realized gain on foreign currency transactions	143,493
Net change in unrealized appreciation on futures contracts	4,402,882
Net change in unrealized appreciation on foreign currencies	74,357
Purchases of long-term investments	(307,262,607)
Proceeds from disposition of long-term investments	148,816,184
Change in premium for swap contracts	(4,480,712)
Change in receivable from broker—variation margin	1,072,941
Change in receivable for open forward currency contracts	(75,622)
Change in payable on swap contracts	382,033
Net cash used by operating activities	(199,894,957)
Cash flows provided (used) by financing activities:
Cash distributions paid on common stock	(18,297,009)
Deposits with brokers for swap contracts and futures contracts	3,959,985
Proceeds from reverse repurchase agreements	207,671,500
Net cash provided by financing activities	193,334,476
Net decrease in cash	(6,560,481)
Cash, beginning of year	6,566,031
Cash, end of year	$5,550

Reconciliation of Increase in Net Assets From Operations to Net Cash Flows Provided (Used) By Operating Activities:
Increase in net assets from operations	$68,929,176
Accretion of discount on investments	6,386,842
Amortization of premium on investments	1,518,673
Increase in investments, at value	(283,397,866)
Decrease in payable for securities purchased	(711,280)
Decrease in interest and dividends receivable	143,103
Increase in premium for written swaps	4,480,712
Increase in swap contracts payable	382,033
Decrease in receivable for securities sold	1,238,475
Decrease in payable for open forward currency contracts	(75,622)
Increase in receivable to broker—variation margin	1,072,941
Increase in interest payable	23,443
Increase in accrued expenses	114,413

Total adjustments	(268,824,133)
Net cash flows used by operating activities	$(199,894,957)

See notes to financial statements.

Semi-Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, rations to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	SIX MONTHS ENDED JUNE 30, 2009		YEARS ENDED DECEMBER 31,
	(Unaudited)		2008	2007		2006		2005	2004A

Net asset value, beginning of period	$11.39		$13.53	$13.03		$13.46		$14.00	$14.33	B
Investment operations:
Net investment income	.06	[c]	.86 [c]	.72	[c]	.71	[c]	1.15	.97
Net realized and unrealized gain/(loss)	1.07		(2.09)	.52		(.19)		(.53)	(.32)
Total from investment operations	1.13		(1.23)	1.24		.52		.62	.65
Dividends paid to preferred shareholders from:
Net investment income	N/A		N/A	N/A	K	(.29)		(.22)	(.08)
Total from investment operations applicable to common shareholders	1.13		(1.23)	1.24		.23		.40	.57
Distributions paid to common shareholders from:
Net investment income	(.26)		(.91)	(.74)		(.44)		(.94)	(.87)
Return of capital	—		—	—		(.22)		—	—
Total distributions	(.26)		(.91)	(.74)		(.66)		(.94)	(.87)
Offering costs charged to paid in capital	—		—	—		—		—	(.03)
Net asset value, end of period	$12.26		$11.39	$13.53		$13.03		$13.46	$14.00
Market value, end of period	$11.57		$10.49	$11.76		$11.57		$11.87	$12.82
Average market value per share	$10.81		$11.51	$11.68		$11.59		$12.58	$13.33
Total Investment Return Based On:D
Market value	12.95%		(3.37)%	8.21%		3.15%		(.26)%	(8.73)%
Net asset value	10.07%		(9.50)%	9.81%		1.76%		2.94%	3.99	%F
Ratios and Supplemental Data
Ratio of total expense to average weekly net assets (including interest expense) attributable to:
Common sharesG	1.09	%H	1.20%	.92%		1.43%		1.47%	1.30	%H
Total managed assetsG	.80	%H	1.01%	.90%		.95%		.93%	.83	%H
Ratio of net expense to average weekly net assets (including interest expense) attributable to:
Common sharesI	1.09	%H	1.20%	.92%		1.43%		1.47%	1.30	%H
Total managed assetsI,J,K	.80	%H	1.01%	.90%		.94%		.93%	.83	%H
Ratio of net expense to average weekly net assets (excluding interest expense) attributable to:
Common sharesI	.93	%H	.82%	.75%		1.15%		1.20%	1.09	%H
Total managed assetsI,J,K	.69	%H	.69%	.73%		.76%		.76%	.70	%H
Ratio of net investment income to average weekly net assets attributable to:
Common shares	.98	%H	6.57%	5.46%		5.39%		8.46%	8.42	%H
Total managed assetsJ,K	.72	%H	5.53%	5.31%		3.56%		5.37%	5.42	%H
Asset coverage on preferred shares, end of periodL	N/A		N/A	N/A		N/A	K	301%	308	%E
Portfolio turnover rate	15	%E	52%	82%		112%		113%	54	%E
Net assets, end of period (in thousands)	$749,854		$696,833	$827,799		$797,316		$823,471	$856,560

A For the period February 25, 2004 (commencement of operations) to December 31, 2004.

B Net of sales load of $0.675 on initial shares issued.

C Computed using average daily shares outstanding.

D Total return based on market value reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during the period. Each figure includes reinvestments of dividends and distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected in the calculations. Total performance for periods of less than one year are not annualized.

E Not annualized.

F Total return on NAV includes offering costs. If offering costs were excluded, the total return would be 4.20%.

G This ratio reflects total expenses before compensating balance credits.

H Annualized.

I This ratio reflects expenses net of compensating balance credits.

J Total managed assets included the liquidation value of preferred shares through November 22, 2006.

K The last series of preferred shares was redeemed on November 22, 2006.

L Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

N/A Not applicable.

See notes to financial statements.

Semi-Annual Report to Shareholders

Notes to Financial Statements

(Unaudited)

1. Significant Accounting Policies:

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (Fund) is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been elevated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs of methodology used for valuing securities are not necessarily an indicator of the risk associated with investing in those securities.

Semi-Annual Report to Shareholders

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Securities
U.S. Government and Agency Obligations	—	$ 853,553,261	—	$ 853,553,261
U.S. Government Agency Mortgage-Backed Securities	—	33,682,669	—	33,682,669
Corporate Bonds and Notes	—	46,486,022	—	46,486,022
Asset-Backed Securities	—	2,555,673	$ 1,010,244	3,565,917
Loan Participations and Assignments	—	9,568,336	—	9,568,336
Mortgage-Backed Securities	—	15,200,041	6,866	15,206,907
Yankee Bonds	—	21,445,163	—	21,445,163
Foreign Government Obligations	—	15,423,948	—	15,423,948
Preferred Stocks	$ 1,829,646	—	—	1,829,646
Total Long-Term Securities	1,829,646	997,915,113	1,017,110	1,000,761,869
Short-Term Securities
U.S. Government and Agency Obligations	—	32,996,406	—	32,996,406
Repurchase Agreement	—	17,445,000	—	17,445,000
Total Short-Term Securities	—	50,441,406	—	50,441,406
Total Investments	$ 1,829,646	$ 1,048,356,519	$ 1,017,110	$ 1,051,203,275
Other Financial Instruments:
Futures Contracts Purchased	$ (87,887)	—	—	$ (87,887)
Futures Contracts Written	(41,974)	—	—	(41,974)
Reverse Repurchase Agreements	—	$ (300,657,500)	—	(300,657,500)
Swaps
Credit Default Swaps on Corporate Issues—Sell	—	(2,896,862)	—	(2,896,862)
Credit Default Swaps on Credit Indices—Sell	—	(4,390,519)	—	(4,390,519)
Interest Rate Swaps	—	4,594,712	—	4,594,712
Forward Foreign Currency Contracts		302,113		302,113
Total Other Financial Instruments	(129,861)	(303,048,056)	—	(303,177,917)
Total	$ 1,699,785	$ 745,308,463	$ 1,017,110	$ 748,025,358

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2008	Accrued Premiums/ Discounts	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Balance as of June 30, 2009	Net Unrealized Appreciation (Depreciation) for Investments in securities still held at June 30, 2009
Long-term securities
Asset-backed securities	—	$25,474	$ 113,675	$385,679	$485,416	$ 1,010,244	$385,679
Mortgage—backed securities	—	30	18	1,485	5,333	6,866	1,485
Total	—	$25,504	$ 113,693	$387,164	$490,749	$ 1,017,110	$387,164

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds From Sales
U.S. Government Securities	Other	U.S. Government Securities	Other
$265,483,265	$40,356,782	$114,048,281	$26,733,792

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Semi-Annual Report to Shareholders

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date. The Fund had no open short sales as of June 30, 2009.

Distributions to Common Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under tax regulations. Income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute to shareholders substantially all

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

of its income and net realized gains on investments, if any, yearly. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Capital Loss Carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $50,195,179 of which $10,084,162 expires on 2012, $10,088,445 expires in 2013, and $30,022,572 expires in 2014. These amounts will be available to offset any future taxable capital gains.

3. Financial Instruments:

Emerging Markets

The Fund may invest in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

As part of their investment program, the Funds may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At June 30, 2009, open forward currency exchange contracts (expressed in the contractual currency) were:

	Settlement	Contract to				Unrealized
Broker	Date	Receive		Deliver		Gain/(Loss)
Credit Suisse First Boston (London)	8/19/2009	CAD	14,358,407	USD	11,938,871	$ 414,353
Credit Suisse First Boston (London)	8/19/2009	USD	20,750,161	CAD	24,248,800	(112,240)
						$ 302,113

Semi-Annual Report to Shareholders

Written Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires unexercised, the premium received is recorded as a realized gain to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recorded as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of on option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Activity in written call and put options during the six months ended June 30, 2009, was as follows:

	Actual Number of Contracts	Premiums
Written options, outstanding December 31, 2008	—	—
Options written	354	$ 506,511
Options closed	—	—
Options expired	(177)	(259,365)
Options exercised	(177)	(247,146)
Written options, outstanding June 30, 2009	—	—

Swap Agreements

The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives—Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of June 30, 2009 was $7,287,381. The aggregate fair value of assets posted as collateral for all swaps was $8,345,459. If a defined credit event had occurred as of June 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $3,001,600 less the value of the contracts’ related reference obligations.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon

Semi-Annual Report to Shareholders

quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of June 30, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.595%.

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps:
Barclays Capital Inc.	March 18, 2039	4.25% Semi-Annually	3-month LIBOR	$16,740,000	$(4,850,806)	$4,594,712

Net unrealized appreciation on interest rate swaps						$4,594,712

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION1

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value[4]	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.
(CDX HVOL 7)	June 20, 2012	0.75% Quarterly	$17,000,000	$(1,069,446)	$(48,857)	$(1,020,589)
Barclays Capital Inc.
(CDX HY 8)	June 20, 2012	2.75% Quarterly	7,476,000	(1,027,485)	(216,147)	(811,338)
Barclays Capital Inc.
(CDX IG 8)	June 20, 2012	0.35% Quarterly	39,625,600	(1,576,818)	(156,492)	(1,420,326)
JP Morgan Chase & Co.
(CDX HY 8)	June 20, 2012	2.75% Quarterly	8,900,000	(1,223,195)	(84,929)	(1,138,266)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(4,390,519)

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

CREDIT DEFAULT SWAP ON CORPORATE ISSUES–SELL PROTECTION1

Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At June 30, 2009[2]	Periodic Payments Received by the Fund‡	Contract Notional Amount[3]	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (Ford Motor Credit Corporation, 7%, due 10/1/13)	March 20, 2011	9.88%	5.1% Quarterly	$10,000,000	$(739,031)	—	$ (739,031)

JP Morgan Chase & Co. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)	March 20, 2011	10.39%	4.17% Quarterly	10,000,000	(952,774)	—	(952,774)

JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	December 20, 2012	7.89%	2.50% Quarterly	8,100,000	(1,205,057)	—	(1,205,057)

Net unrealized depreciation on sales of credit default swaps on corporate issues							$(2,896,862)

1          If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2          Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

3          The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

4          The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡       Percentage shown is an annual percentage rate.

Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Semi-Annual Report to Shareholders

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The open futures positions and related appreciation or depreciation at June 30, 2009 are listed at the end of the Fund’s portfolio of investments.

Reverse Repurchase Agreements

For the six months ended June 30, 2009, the average amount of reverse repurchase agreements outstanding was $259,049,905 and the daily weighted average interest rate was 0.42%.

As of June 30, 2009, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank Securities Inc. for $300,657,500. The Reverse Repurchase Agreement which matured on July 2, 2009 was recorded at cost and was collateralized by U.S. Treasury Inflation Protected Securities with a par value of $267,000,000 and a market value as of June 30, 2009, of $282,015,850. The implied interest rate on the Reverse Repurchase Agreement was 0.36% at June 30, 2009.

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at June 30, 2009.

Asset Derivatives

	Interest Rate Contracts Risk[1]	Foreign Exchange Contracts Risk[2]	Other Contracts Risk[2]	Total
Futures Contracts[3]	$396,982	—	—	$396,982
Swap Contracts	4,594,712	—	—	4,594,712
Forward Foreign Currency Contracts	—	$414,353	—	414,353
Total	$4,991,694	$414,353	—	$5,406,047

1          Balance sheet location: Receivables, Net Assets—Unrealized appreciation (depreciation)

2     Balance sheet location: Receivables

3          Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives

	Interest Rate Contracts Risk[1]	Foreign Exchange Contracts Risk[2]	Credit Contracts Risk[2]	Other Contracts Risk[2]	Total
Futures Contracts[3]	$526,843	—	—	—	$526,843
Swap Contracts	—	—	$7,287,381	—	7,287,381
Forward Foreign Currency Contracts	—	$112,240	—	—	112,240
Total	$526,843	$112,240	$7,287,381	—	$7,926,464

1          Balance sheet location: Payables, Net Assets—Unrealized appreciation (depreciation)

2          Balance sheet location: Payables

3          Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semi-Annual Report to Shareholders

Notes to Financial Statements—Continued

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Amount of Realized Gain or (Loss) on Derivatives Recognized

	Interest Rate Contracts Risk	Foreign Exchange Contract Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$506,511	—	—	—	$506,511
Futures Contracts	(3,163,917)	—	—	—	(3,163,917)
Swap Contracts	(143,859)	—	$(1,450,291)	—	(1,594,150)
Forward Foreign Currency Contracts	—	$226,491	—	—	226,491
Total	$(2,801,265)	$226,491	$(1,450,291)	—	$(4,025,065)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	—	—	—	—	—
Futures Contracts	$4,402,882	—	—	—	$4,402,882
Swap Contracts	4,594,712	—	$3,837,961	—	8,432,673
Forward Foreign Currency Contracts	—	$75,622	—	—	75,622
Total	$8,997,594	$75,622	$3,837,961	—	$12,911,177

5. Common Shares:

Of the 61,184,134 common shares of beneficial interest outstanding at June 30, 2009, the Investment Manager owned 6,981 shares.

6. Transactions With Affiliates and Certain Other Parties:

The Fund has entered into an Investment Advisory Agreement with Claymore Advisors, LLC (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.60% of the Fund’s average weekly assets. The Investment Adviser has, in turn, entered into an Investment Management Agreement with Western Asset Management Company (“Investment Manager”), pursuant to which the Investment Manager provides investment management services to the Fund. In exchange for the services provided by the Investment Manager, the Investment Adviser pays a portion of the fees it receives from the Fund to the Investment Manager, at the annual rate of 0.27% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” neither the liquidation preference of any preferred shares outstanding nor any liabilities associated with any instrument or transactions used by the Investment Manager to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Under an administrative agreement with the Fund, Legg Mason Fund Adviser, Inc. (Administrator), an affiliate of the Investment Manager, provides certain administrative and accounting functions for the Fund. In consideration for these services, the Fund pays the Administrator a monthly fee at an annual rate of $125,000.

Semi-Annual Report to Shareholders

7. Trustee Compensation:

Each Independent Trustee receives a fee of $15,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

8. Shareholder Meeting Results:

The Fund’s annual meeting of shareholders was held on May 11, 2009. Of the 61,184,134 common shares outstanding, the following shares were voted at the meeting:

	For	Withheld	Against	Abstentions	Broker non-votes
1. Election of Class II Trustees Ronald A. Nyberg	53,112,659	3,376,942	—	—	—

9. Subsequent Event:

On July 17, 2009, Claymore Group, Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”)) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Fund or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Trust expects to enter into a new investment advisory agreement with the Investment Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by each Fund’s shareholders.

Western Asset/Claymore Inflation-Linked
Opportunities & Income Fund

The Board of Trustees

Nicholas Dalmaso

R. Jay Gerken

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

R. Jay Gerken, President

Charles A. Ruys de Perez, Vice-President

Todd F. Kuehl, Chief Compliance Officer

Frances M. Guggino, Treasurer and Principal Financial
and Accounting Officer

Steven M. Hill, Assistant Treasurer

Erin K. Morris, Assistant Treasurer

Susan C. Curry, Assistant Treasurer

Melissa J. Nguyen, Secretary

Mark Mathiasen, Assistant Secretary

Investment Advisers

Claymore Advisors, LLC

2455 Corporate West Drive

Lisle, IL 60532

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Western Asset Management Company Ltd

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chronu Chiyoda

Tokyo 100-6536

Investment Manager

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, CA 91101

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Transfer Agent

American Stock Transfer & Trust Company LLC

59 Maiden Lane

New York, New York, NY 10038

This report is sent to shareholders of Western Asset/Claymore Inflation-Linked Opportunities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees, and on such terms as the Board of Trustees shall determine.

WIW-S(08/09)

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)   Not applicable.

Exhibit 99.CODE ETH

(a) (2)   Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	September 3, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Treasurer and Principal Financial and Accounting Officer
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Date:	September 3, 2009